JOHCM CREDIT INCOME FUND

A SERIES OF THE ADVISERS INVESTMENT TRUST ("AIT")

Supplement dated April 8, 2021

to the JOHCM Funds' Prospectus dated January 28, 2021, as amended

The tickers listed for the JOHCM Credit Income Fund on the cover page of the Prospectus are deleted in their entirety and replaced with the below:

JOHCM CREDIT INCOME FUND

Institutional Shares (Ticker: JOCIX)

Class I Shares (Ticker: JOCEX)

Class II Shares (Ticker: JOCMX)

The financial highlights set forth below for the JOHCM Credit Income Fund are added under the heading "Advisers Investment Trust JOHCM Funds Financial Highlights For the periods indicated" on page 55 of the Prospectus.

Institutional Class
Period Ended
September 30,
JOHCM Credit Income Fund	2020(a)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:

Net investment income(b)	0.03
Net realized and unrealized losses from investments	(0.04)

Total from investment operations	(0.01)

Less distributions paid:

From net investment income	(0.04)

Total distributions paid	(0.04)

Change in net asset value	(0.05)

Net asset value, end of period	$9.95

Total return(c)	(0.14%)
Ratios/Supplemental data:

Net assets, end of period (000's)	$4,989

Ratio of net expenses to average net assets	0.65%(d)

Ratio of net investment income to average net assets	2.85%(d)

Ratio of gross expenses to average net assets	5.47%(d)
Portfolio turnover rate(e)	5.72%(c)

(a)For the period from August 17, 2020, commencement of operations, to September 30, 2020.

(b)Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)Not annualized for periods less than one year.

(d)Annualized for periods less than one year.

(e)Portfolio turnover is calculated at the fund level without regard to each class of shares.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.